Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

I, Raymond M. Trewhella, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Glassmaster Company on Form 10-QSB for the three months ended March 2, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Glassmaster Company.

Date: April 16, 2003

/s/ Raymond M. Trewhella Raymond M. Trewhella
CEO and Chairman of the Board

I, William Beckham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Glassmaster Company on Form 10-QSB for the three months ended March 2, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Glassmaster Company.

Date: April 16, 2003

/s/ William Beckham William Beckham
Corporate Controller & Treasurer

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